UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2018

ZOE’S KITCHEN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36411	56-0653504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5760 State Highway, Suite 250, Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

(214) 436-8765

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

As previously disclosed, on August 16, 2018, Zoe’s Kitchen, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) with Cava Group, Inc., a Delaware corporation (“Parent”), and Pita Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent.

On October 9, 2018, the Company filed with the SEC its definitive proxy statement (the “Proxy Statement”) in connection with its solicitation of votes from holders of record of the common stock of the Company as of 5:00 p.m., New York City time, on October 22, 2018, to approve, among other things, a proposal to adopt the Merger Agreement and any novation thereof in accordance with its terms and approve the Merger and the other transactions contemplated by the Merger Agreement described in the Proxy Statement at the special meeting of stockholders to be held on November 20, 2018.   All capitalized terms used and not defined in this Current Report on Form 8-K have the respective meanings assigned to such terms in the Proxy Statement.

The Board of Directors of the Company continues to unanimously recommend that stockholders vote (i) “FOR” the proposal to adopt the Merger Agreement and any novation thereof in accordance with its terms and approve the Merger and the other transactions contemplated by the Merger Agreement described in the Proxy Statement, (ii) “FOR” the proposal to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of the Company in connection with the Merger, and (iii) “FOR” the proposal to approve one or more adjournments of the special meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting or any adjournment or postponement of the special meeting to approve the Merger.

Item 8.01                                           Other Events.

In addition to the litigation in respect of the Merger previously disclosed on pages 84-85 of the Proxy Statement, two additional lawsuits were commenced by purported stockholders of the Company against the Company and the director-defendants named therein in connection with the proposed Merger following the filing of the Proxy Statement (collectively, the “Litigation”).

The first action, a putative class action captioned Jo-Ann Calcagno, Individually and on Behalf of All Others Similarly Situated, v. Zoe’s Kitchen, Inc., Greg Dollarhyde, Thomas Baldwin, Sue Collyns, Cordia Harrington, Kevin Miles, and Alec Taylor, Case No. 1:18-cv-01571-MN, was filed in the United States District Court for the District of Delaware on October 11, 2018.

The complaint alleges claims under Sections 14(a) and Section 20(a) of the Exchange Act, 15 U.S.C. §§ 78n(a) and 78t(a), and SEC Rule 14a-9, 17 C.F.R. § 240.14a-9, against the defendants in connection with the proposed Merger.  The complaint alleges that the Proxy Statement omitted certain material information relating to the Proposed Transaction, including, among other things, (i) certain details relating to the financial analyses and valuation methodologies used by Piper Jaffray in connection with its fairness opinion, (ii) certain provisions of the confidentiality agreements entered into by the Company and (iii) the fact that Ron Shaich will serve as Chairman of the combined company.

The complaint seeks (i) to enjoin the defendants from proceeding with, and consummating, or closing the Proposed Transaction, (ii) in the event the defendants consummate the Proposed Transaction, to rescind it and set it aside or award rescissory damages, (iii) to direct the defendants to file a proxy statement that states all material facts required in it or necessary to make the statements contained therein not misleading, (iv) to declare that the defendants violated Sections 14(a) and/or 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, and (v) the award of unspecified costs, including reasonable attorneys’ and experts’ fees, to the plaintiff.

The second action, a putative class action captioned Jason Connole, Individually and on Behalf of All Others Similarly Situated, v. Zoe’s Kitchen, Inc., Greg Dollarhyde, Kevin Miles, Thomas Baldwin, Sue Collyns, Cordia Harrington and Alec Taylor, Case No. 1:99-mc-09999, was filed in the United States District Court for the District of Delaware on October 12, 2018.

The complaint alleges claims under Sections 14(a) and Section 20(a) of the Exchange Act, 15 U.S.C. §§ 78n(a) and 78t(a), and SEC Rule 14a-9, 17 C.F.R. § 240.14a-9, against the defendants in connection with the proposed Merger.  The complaint alleges that the Proxy Statement omitted or misrepresents certain material information, including, among other things, certain information relating to (i) potential conflicts of interest faced by Company insiders and Piper Jaffray, (ii) the background process leading to the Proposed Transaction and (iii) certain details concerning the financial analyses and valuation methodologies used by Piper Jaffray in connection with its fairness opinion.

The complaint seeks (i) to preliminarily and permanently enjoin the defendants from proceeding with, consummating, or closing the Proposed Transaction, unless and until the defendants disclose the information allegedly omitted from the Proxy Statement, (ii) in the event the defendants consummate the Proposed Transaction, to rescind it and set it aside or award rescissory damages, (iii) to declare that the defendants violated Sections 14(a) and/or 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, and (iv) the award of unspecified costs, including reasonable attorneys’ and experts’ fees, to the plaintiff.

The Company believes that plaintiffs’ claims and allegations in the Litigation are entirely without merit and that no additional disclosure is required to supplement, amend or update any of the disclosures contained in the Proxy Statement previously disseminated to holders of record of the Company’s common stock, and that the disclosures contained in the previously disseminated Proxy Statement are legally sufficient to enable such holders to make a fully informed voting decision whether to adopt the Merger Agreement at the special meeting.  Accordingly, while the Company believes that the disclosures set forth in the Proxy Statement previously disseminated to holders of record of the Company’s common stock comply fully with all applicable federal and state disclosure laws, in order to avoid the administrative nuisance, potential defense costs and possible transaction delays inherent in the defense of any litigation,  the Company is hereby voluntarily including in the Proxy Statement the additional disclosures set forth below to render moot plaintiffs’ claims and allegations (the “Company’s voluntary additional disclosures”).

The inclusion in the Proxy Statement of the Company’s voluntary additional disclosures made herein is neither intended nor shall be deemed to constitute any admission by the Company or the other defendants named in the Litigation that any of such disclosures are material or otherwise required under any applicable federal or state laws.  To the contrary, the Company specifically denies, in respect of plaintiffs’ claims and allegations in the Litigation, that any additional disclosure was or is required in the Proxy Statement.

All page references contained herein are to pages in the Proxy Statement previously disseminated to holders of record of the Company’s common stock.

ADDITIONAL DISCLOSURES TO PROXY STATEMENT RELATED TO

COMPANY STOCKHOLDER ACTIONS

Background of the Merger

The following disclosures are made in addition to the disclosures in the section of the Proxy Statement titled “The Merger (Proposal 1)—Background of the Merger” beginning on page 32:

Disclosures relating to the non-disclosure / standstill agreements entered into during the September 2017 — March 2018 market check (the “pre-signing market check period”) (page 33)

Three of the 23 non-disclosure /standstill agreements entered into by the Company with potential strategic and financial buyer and business combination candidates (“Candidates”) during the pre-signing market check period (the “Pre-Merger Agreement NDAs”) contained so-called “don’t-ask-don’t-waive” covenants (“D-A-D-W Covenants”) that did not automatically terminate following the execution of the Merger Agreement on August 16, 2018.  Accordingly, such D-A-D-W Covenants, in accordance with their terms, restricted such three Candidates from requesting the Company to amend or waive the standstill provisions in the Pre-Merger Agreement NDAs during the applicable standstill periods.  None of these three Candidates ever submitted a proposal or expression of interest to the Company regarding any acquisition or business combination transaction during the pre-signing market check period.  Each of such three Candidates was, however, contacted and actively solicited by Piper Jaffray, as instructed by the Board, during the 35-day “go-shop” period following the execution of the Merger Agreement and was invited to submit a proposal for an acquisition of or business combination with the Company.  Two of these three Candidates declined to participate in the go-shop process and, therefore, never submitted to the Company any acquisition or business combination proposal. One of such Candidates did participate in the go-shop process but ultimately declined to submit any acquisition or business combination proposal.

Disclosures relating to the role of Misada Capital Flagship Fund LP in the Proposed Transaction (page 37)

During the negotiation of the Proposed Transaction and the period leading to the execution of the Merger Agreement on August 16, 2018, Mr. Shaich owned, and as of the date hereof Mr. Shaich continues to own, passive limited partnership interests in Misada Capital Flagship Fund LP (“Misada”), the Company’s largest stockholder.  Also, during such period,

Misada publicly reported that it beneficially owned 16.8% of the Company’s common stock.   Mr. Shaich informed the Company during such period, and has subsequently confirmed to the Company, that he has no voting or dispositive authority with respect to any shares of the Company’s common stock beneficially owned by Misada.  Moreover, to the Company’s knowledge, during such period, Mr. Shaich did not otherwise, directly or indirectly, own beneficially or of record any shares of the Company’s common stock (or any rights thereto or interests therein).  Mr. Shaich has never been named as a reporting person in any of Misada’s   Schedule 13G filings with the SEC under the Exchange Act, and Mr. Shaich has never filed with the SEC a Schedule 13D or Schedule 13G, or any report pursuant to Section 16(a) of the Exchange Act, with respect to any beneficial ownership of, or any pecuniary interest in, any shares of the Company’s common stock.

At no time preceding the execution of the Merger Agreement on August 16, 2018 did Misada or any of its principals, employees or representatives participate in any negotiations, discussions or meetings, or otherwise submit to the Company or its representatives any correspondences or other communications (substantive or otherwise), relating to the Merger Agreement or the Proposed Transaction.

Other additional disclosures

The Company has been informed by Parent that it is currently contemplated that Mr. Shaich will serve as Chairman of the Board of Parent following the completion of the Merger.

Prior to the execution of the Merger Agreement on August 16, 2018, there were no discussions among the parties to the Merger Agreement regarding any post-closing employment, retention, equity participation, bonus or other agreements or arrangements with respect to any of the Company’s named executive officers.

Opinion of Piper Jaffray & Co.

The following disclosures are made in addition to the disclosures in the section of the Proxy Statement entitled “The Merger (Proposal 1)—Opinion of Piper Jaffray & Co.” beginning on page 64:

The following disclosures replace the third and fourth full paragraphs on page 67:

For the selected public companies analysis, Piper Jaffray calculated the following valuation multiples for the Company, including as implied by the Merger Consideration, and the selected companies:

•                  Enterprise value (which is defined as fully diluted equity value, based on closing prices per share on August 16, 2018, plus total debt, preferred equity and noncontrolling interests (as applicable) less total cash and cash equivalents) as a multiple of earnings before interest, taxes, depreciation and amortization and publicly disclosed non-recurring adjustments, referred to as “EBITDA” (which, in the case of the Company, see “Reconciliation of Non-GAAP Financial Measures”) for the last twelve months (“LTM”);

•                  Enterprise value as a multiple of EBITDA (which, in the case of the Company, see “Reconciliation of Non-GAAP Financial Measures”) for estimated calendar year 2018 (“CY 2018E”); and

•                  Enterprise value as a multiple of EBITDA (which, in the case of the Company, see “Reconciliation of Non-GAAP Financial Measures”) for estimated calendar year 2019 (“CY 2019E”).

Financial data of the selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information as of the applicable announcement dates of such transactions.  Financial data of the Company were based on publicly available information and the Company Projections furnished to Piper Jaffray by the Company.

The following table sets forth the EBITDA multiples Piper Jaffray calculated for each selected company:

Company	EV / LTM EBITDA	EV / CY 2018E EBITDA	EV / CY 2019E EBITDA
Starbucks Corporation	13.6x	13.5x	12.8x
Chipotle Mexican Grill, Inc.	26.7x	25.9x	21.2x
Shake Shack Inc.	32.5x	32.4x	25.2x
Fiesta Restaurant Group, Inc.	15.6x	12.3x	10.9x
Bojangles’, Inc.	9.8x	9.8x	9.8x
Del Taco Restaurants, Inc.	10.4x	9.1x	8.5x
Noodles & Company	16.8x	16.6x	14.4x
El Pollo Loco Holdings, Inc.	9.4x	9.5x	9.1x
Potbelly Corporation	8.8x	8.6x	8.0x
The Habit Restaurants, Inc.	12.5x	10.4x	9.3x

The following disclosure replaces the third table on page 68:

Target	Acquiror	EV / LTM EBITDA
Jamba	FOCUS Brands	15.1x
Fogo de Chão	Rhône Capital	10.2x
Qdoba Restaurant Corporation	Apollo Global Management	5.3x
Buffalo Wild Wings	Arby’s Restaurant Group	10.8x
Cafe Rio Mexican Grill	Freeman Spogli & Co.	13.2x
Panera Bread Company	JAB Holding Company	18.2x
Checkers & Rally’s Restaurants	Oak Hill Capital Partners	11.0x
Popeyes Louisiana Kitchen	Restaurant Brands International	20.9x
Kahala Brands	MTY Food Group	10.5x
Krispy Kreme Doughnuts	JAB Holding Company	16.9x
Del Taco Holdings	Levy Acquisition Corp.	8.2x
Einstein Noah Restaurant Group	JAB Holding Company	10.1x
Tim Hortons	Burger King Worldwide	16.1x
Portillo Restaurant Group	Berkshire Partners	13.3x
CEC Entertainment	Apollo Global Management	7.8x
Caribou Coffee Company	JAB Holding Company	11.4x

The following disclosure replaces the fourth full paragraphs on page 69:

Premiums Paid Analysis.  Piper Jaffray reviewed publicly available information for selected completed or pending precedent transactions to determine the premiums paid in the transactions over recent trading prices of the target companies prior to announcement of the transaction (which represent undisturbed trading prices to the extent publicly available and applicable).  Piper Jaffray selected these transactions from the SEC database and applied, among others, the following criteria:

•                  companies operating in the broader U.S. consumer industry, including apparel, consumer products, consumer services, food & beverage, restaurants and retail; and

•                  transactions that were announced between January 1, 2015 and the date of Piper Jaffray’s opinion and subsequently closed or were pending.

Piper Jaffray performed premiums paid analyses on 48 transactions that satisfied these criteria. Piper Jaffray calculated, for this period, the premia represented by the prices per share paid in these transactions relative to the target companies’ closing prices per share (x) one-day, (y) 30-days, and (z) 60-days prior to announcement (which represented undisturbed trading prices to the extent publicly available and applicable).  The overall low to high acquisition premia observed for these transactions were —12.8% to 115.2% (with a median of 27.3%) for the one-day premia, —16.7% to 114.7% (with a median of 28.7%) for the 30-day premia, and —12.8% to 112.4% (with a median of 28.4%) for the 60-day premia.

The following table sets forth the offer price premiums Piper Jaffray calculated for each selected historical transaction:

Target	Acquiror	Offer Price Premium to 1-Day Spot Price	Offer Price Premium to 30-Day Spot Price	Offer Price Premium to 60-Day Spot Price
Jamba, Inc.	FOCUS Brands Inc.	16.3%	19.0%	27.7%
Supervalu Inc.	United Natural Foods, Inc.	67.1%	52.7%	80.9%
Pinnacle Foods Inc.	Conagra Brands, Inc.	5.3%	8.2%	12.2%
Perry Ellis International, Inc.	Feldenkreis Holdings LLC	21.6%	8.4%	13.8%
Bravo Brio Restaurant Group, Inc.	Spice Private Equity AG	37.3%	62.0%	88.4%
Blue Buffalo Pet Products	General Mills, Inc.	17.2%	20.9%	23.0%
Fogo de Chão, Inc.	Rhone Capital, LLC	25.5%	14.5%	33.5%
Snyder’s-Lance, Inc.	Campbell Soup Company	26.9%	40.6%	28.4%
Buffalo Wild Wings Inc.	Arby’s Restaurant Group Inc	32.1%	53.4%	50.5%
Amplify Snack Brands Inc.	Hershey Co.	71.4%	114.7%	62.2%
Bob Evans Farms Inc.	Post Holdings Inc.	5.6%	16.7%	14.7%
HSN Inc.	Liberty Interactive Corp.	28.9%	26.1%	13.7%
Ruby Tuesday, Inc.	NRD Capital Management	37.1%	25.0%	10.6%
Inventure Foods Inc.	Utz Quality Foods Inc.	-10.3%	-16.7%	15.3%
Cabelas Inc.	Bass Pro Group LLC	31.1%	55.3%	39.4%
West Marine Inc.	Monomoy Capital Partners Llc	33.7%	33.0%	18.3%
Staples Inc.	Sycamore Partners LLC	18.4%	14.0%	13.5%
Whole Foods Market Inc.	Amazon.Com Inc.	27.0%	16.5%	21.7%
Nutraceutical International Corporation	HGGC, LLC	49.3%	39.8%	31.4%
Panera Bread Co.	JAB Holdings	20.3%	37.5%	49.1%
Kate Spade & Co.	Coach Inc.	27.5%	17.5%	13.4%
Mead Johnson Nutrition Co.	Reckitt Benckiser Group PLC	27.7%	27.2%	26.4%

AdvancePierre Foods Hldg Inc.	Tyson Foods Inc.	31.8%	36.8%	42.8%
The WhiteWave Foods Co.	Danone SA	18.6%	21.7%	37.2%
Popeyes Louisiana Kitchen Inc.	Restaurant Brands Intl Inc.	19.5%	26.5%	28.2%
Golden Enterprises Inc.	Utz Quality Foods Inc.	61.1%	78.8%	112.4%
Outerwall Inc.	Apollo Global Management LLC	51.2%	94.6%	72.1%
Mattress Firm Holding Corp.	Steinhoff Intl Hldg NV	115.2%	104.3%	88.0%
Elizabeth Arden Inc.	Revlon Inc.	50.1%	57.3%	43.0%
Cash America International Inc.	First Cash Finl Services Inc.	0.5%	4.9%	20.4%
Tumi Holdings Inc.	Samsonite International SA	32.9%	51.0%	60.9%
Krispy Kreme Doughnuts Inc.	JAB Beech Inc.	24.6%	31.7%	40.1%
Fresh Market Inc.	Apollo Global Management LLC	53.4%	30.3%	18.8%
Jarden Corp.	Newell Rubbermaid Inc.	14.0%	31.6%	20.4%
Keurig Green Mountain Inc.	JAB Holdings	77.9%	74.6%	59.0%
Diamond Foods Inc.	Snyder’s-Lance Inc.	16.0%	26.6%	35.9%
The PEP Boys-Manny Moe & Jack	Icahn Enterprises LP	17.9%	23.3%	44.9%
Boulder Brands Inc.	Pinnacle Foods Inc.	9.2%	25.3%	28.4%
Roundy’s Inc.	Kroger Co.	65.1%	36.4%	35.8%
Belk Inc.	Sycamore Partners LLC	-12.8%	-12.8%	-12.8%
Books-A-Million Inc.	Anderson Family	91.2%	86.8%	75.7%
Zulily Inc.	Liberty Interactive Corp.	49.2%	34.6%	25.3%
Frisch’s Restaurants Inc.	NRD Capital Management	20.9%	21.1%	24.8%
ANN Inc.	Ascena Retail Group Inc.	21.4%	21.8%	15.2%
Kraft Foods Group Inc.	HJ Heinz Co.	24.7%	19.6%	14.7%
Dover Saddlery Inc.	Webster Capital Management LLC	70.0%	84.8%	78.9%

Life Time Fitness, Inc.	Leonard Green & Partners, L.P.	73.3%	74.7%	51.2%
Norcraft Cos Inc.	Fortune Brands Home & Sec Inc.	11.4%	23.7%	25.4%

This analysis indicated the following approximate implied equity value per share reference ranges for the Company, as compared to the Merger Consideration:

Implied Equity Value per Share Reference Ranges
Merger Consideration	One-Day Premia	30-Day Premia	60-Day Premia

$12.75	$8.33 - $20.57	$8.54 - $22.00	$7.84 - $19.10

Additional Information and Where to Find It

In connection with the proposed Merger, the Company filed with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”) on October 9, 2018, and has mailed the Proxy Statement and proxy card to the Company’s stockholders, and has filed and may file with the SEC other relevant documents relating to the Proposed Transaction.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, AS THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  In addition to receiving the Proxy Statement by mail, stockholders can also obtain the Proxy Statement, as well as other filings containing information about the Company, the Merger and related matters, without charge, from the SEC’s website (http://www.sec.gov).  In addition, these documents can be obtained, without charge, by sending a written request to Zoe’s Kitchen, Inc., 5760 State Highway, Suite 250, Plano, Texas 75024, Attention: Michael Todd, or by calling (214) 436-8765.

Participants in Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from stockholders with respect to the Merger and the other transactions contemplated by the Merger Agreement.  Information regarding the persons or entities that may be considered “participants” in the solicitation of relating to the Merger is set forth the Proxy Statement and in other documents filed by the Company with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and may be contained in other relevant materials filed with the SEC in respect of the Proposed Transaction.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the Proposed Transaction, the benefits of the Proposed Transaction, and the anticipated timing and consummation of the proposed Merger.  Forward-looking statements can be generally identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue,” “will,” “could,” “should,” or the negative thereof or variations thereon or similar terminology. These statements reflect only the Company’s current expectations and are not guarantees of future performance or results.  Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements.  Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; unknown, underestimated or undisclosed commitments or liabilities; the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Parent to obtain the necessary equity financing to complete the Merger; risks relating to operations of the business and financial results of the Company if the Merger Agreement is terminated; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement, pendency or consummation of the Merger on the Company’s relationships with third parties, including our employees, franchisees, customers, suppliers, business partners and vendors, which make it more difficult to maintain business and operations relationships, and negatively impact the operating results of the Company; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be consummated in a timely manner; the risk of exceeding the expected costs of the Merger; adverse changes in U.S. and non-U.S. governmental laws and regulations; adverse developments in the Company’s relationships with its employees, customers, suppliers, business partners and vendors; capital market conditions, including availability of funding sources for the Company and Parent; changes in the Company’s credit ratings; risks related to not being able to refinance our indebtedness; the risk of litigation, including stockholder litigation in connection with the Proposed Transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements; and volatility in the market price of the Company’s common stock.  Therefore, caution should be taken not to place undue reliance on any such forward-looking statements.  The Company assumes no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law.  For additional discussion of potential risks and uncertainties that could impact the Company’s results of operations or financial position, refer to Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2017 and Part II, Item 1A. Risk Factors in the Company’s Quarterly Reports on Form 10-Q for the quarters ended April 16, 2018 and July 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

October 29, 2018	ZOE’S KITCHEN, INC.

	By:	/s/ Kevin Miles
Name: Kevin Miles
Title: President and Chief Executive Officer